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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8/S-3 (No. 333-36227) of J.D. Edwards & Company of our report dated November 23, 1999 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Broomfield, Colorado
January 25, 1999